UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09395

Third Avenue Variable Series Trust
(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

THIRD AVENUE VARIABLE SERIES TRUST

ANNUAL REPORT

DECEMBER 31, 2017

THIRD AVENUE VALUE PORTFOLIO

For more information, please visit our website

THIRD AVENUE VARIABLE SERIES TRUST

Proxy Voting Policies and Procedures

Third Avenue Value Portfolio (the “Portfolio”) has delegated the voting of proxies relating to its voting securities to the Portfolio’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021 and (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Schedule of Portfolio Holdings—Form N-Q

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Portfolio Management Discussion December 31, 2017 (Unaudited)

		Average Annual Returns for the periods ended December 31, 2017
	One Year ended 12/31/17	Three Year	Five Year	Ten Year	Since Inception (9/21/99)
Third Avenue Value Portfolio	13.59%	5.11%	7.60%	3.05%	8.58%
MSCI World Index	23.07%	9.88%	12.26%	5.63%	5.43%
S&P 500 Index	21.83%	11.41%	15.79%	8.50%	6.01%

On September 19, 2017, Third Avenue Management LLC (the “Adviser”) announced that Matthew Fine and Michael Fineman have assumed portfolio management responsibilities for the Third Avenue Value Portfolio (the “Portfolio”). Matt and Mike, being Marty acolytes and experienced practitioners of the Third Avenue approach, intend to carry-on the key pillars of the investment philosophy as Co-Portfolio Managers. It is expected that the companies represented in the Portfolio will be those that, in our view, maintain a strong financial position, trade at a discount to readily ascertainable net asset value, provide comprehensive financial disclosures, and will provide the potential to compound our estimate of the underlying net asset value by double-digit rates over a three-to-five year period. It is our view that shareholders want a genuinely differentiated investment approach, as an alternative to passive allocations, that is supported by nearly a half century of experience across many global markets. We will continue to focus on contrarian deep-value investing, special situations investments and other opportunities arising from complexity, fear and misunderstanding. Our approach is long-term by nature and strives to limit the probability of permanent loss of capital. The intended outcome is to produce superior performance over longer periods of time, though not consistently in all periods of time, and we expect that the Portfolio will exhibit lower levels of correlation to indices than the average fund in its peer group, potentially offering diversification benefits for many shareholders’ broader portfolios.

For the year ended December 31, 2017, the Portfolio generated positive 13.59% returns. The Portfolio’s benchmark, the MSCI World Index, returned 23.07% over the same period. The top two detractors in the Portfolio during the fiscal year were Brookdale Senior Living, Inc. and integrated real estate company Tejon Ranch Co. The team sold Brookdale at the end of the fiscal year, along with the elimination of Ralph Lauren Corp. and Kingfisher PLC, which were retail-related names. We continue to maintain conviction in Tejon Ranch which supports an extensive 270,000-acre ranch and agribusiness in California. We believe in the concept of purchasing securities that possess hard assets underpinning our investments for a variety of reasons. Hard asset values can be durable, with estimable and lasting value, thereby providing considerable downside protection in times of turmoil as compared to earnings-driven valuations. Further, many hard asset businesses can be extremely difficult to replicate or may be comprised of inherently finite assets, limiting competitive threats while simultaneously providing other benefits such as inflation-protection or tax attributes.

Key positive drivers of return came from several holdings within the US home building industry. Housing availability remains materially below normalized levels and is one of the biggest factors associated with our investments in timber and home developer Weyerhaeuser Co., as well as window manufacturer Cavco Industries, Inc. Both of these names were among our top performers for the fiscal year. Other positive contributors for the year came from several names within the financial sector, including Comerica, Inc., PNC Financial Services Group, Inc., and the Bank of New York Mellon Corporation. Looking forward, potential further industry deregulation, stronger US economic activity and modestly higher interest rates may continue to benefit the sector.

Looking forward, we believe the current low levels of offshore oil and gas investment to be patently unsustainable and indeed the industry has recently begun to show signs of stabilization, albeit at low levels. As such, we have incrementally increased our energy weighting by adding two new names, EOG Resources, Inc. and Tidewater, Inc., and we funded the purchases with the sale of Apache Corp.

We are confident that our firm’s investment approach is capable of producing excellent and differentiated returns over time, and we continue to believe that prospects for a high active share strategy like ours are as bright today as they have been in the past. Our process has an enhanced relevance in the current market environment characterized by an increased concentration of dollars invested in passively managed strategies – most which are heavily weighted towards richly valued securities.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE PORTFOLIO’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THIRD AVENUE MANAGEMENT LLC AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE PORTFOLIO’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF DECEMBER 31, 2017, AND ARE SUBJECT TO CHANGE.

The Portfolio’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing, accounting and legal standards. These risks may result in more volatility for the Portfolio. These and other risks are described more fully in the Portfolio’s prospectus.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Portfolio Management Discussion (continued) December 31, 2017 (Unaudited)

Third Avenue Value Portfolio is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Performance information does not reflect the fees and expenses imposed by insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Foreside Fund Services, LLC, Distributor.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The MSCI World Index and the S&P 500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Comparison of a $10,000 Investment (Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE PORTFOLIO (TAVP),

THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)

FOR THE TEN YEARS ENDED DECEMBER 31, 2017

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
13.59%	5.11%	7.60%	3.05%

*	Assumes reinvestment of all distributions.
†	Includes the use of derivatives.

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, performance information does not reflect the fees and expenses imposed by insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Industry Diversification (Unaudited)

The summary of the Portfolio’s investments as of December 31, 2017 is as follows:

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Portfolio of Investments at December 31, 2017

Principal Amount ($)	Security†	Value (Note 1)

Corporate Notes - 0.56%
	Consumer Products - 0.56%
732,078	Home Products International, Inc., 2nd Lien, 6.000%, due 12/20/22 (a)(b)(c)	$492,908
	Total Corporate Notes
	(Cost $1,612,484)	492,908

Shares

Common Stocks - 79.08%
	Asset Management - 9.06%
66,203	Bank of New York Mellon Corp. (The)	3,565,694
99,260	Brookfield Asset Management, Inc., Class A (Canada)	4,321,780
		7,887,474
	Automotive - 2.43%
33,007	Toyota Industries Corp. (Japan)	2,115,714

	Banks - 7.81%
32,945	Comerica, Inc.	2,859,955
56,067	KeyCorp	1,130,871
19,458	PNC Financial Services Group, Inc. (The)	2,807,595
		6,798,421
	Consumer Products - 1.89%
33,915	Home Products International, Inc. (a)(b)(c)(d)	1
37,381	Masco Corp.	1,642,520
		1,642,521
	Diversified Holding Companies - 12.03%
308,922	CK Hutchison Holdings, Ltd. (Cayman Islands)	3,870,886
65,807	Investor AB, Class B (Sweden)	3,001,304
20,630	Pargesa Holding S.A. (Switzerland)	1,786,873
253,747	Wheelock & Co., Ltd. (Hong Kong)	1,808,770
		10,467,833
	Forest Products & Paper - 6.55%
58,084	Interfor Corp. (Canada) (d)	975,922
133,907	Weyerhaeuser Co., REIT	4,721,561
		5,697,483
	Industrial Machinery & Equipment - 3.24%
73,924	Johnson Controls International PLC (Ireland)	2,817,244

	Insurance & Reinsurance - 4.98%
4,519	Alleghany Corp. (d)	2,693,731
1,922	White Mountains Insurance Group, Ltd. (Bermuda)	1,636,160
		4,329,891
	Manufactured Housing - 3.27%
18,675	Cavco Industries, Inc. (d)	2,849,805

	Metal Service Center - 2.39%
24,260	Reliance Steel & Aluminum Co	2,081,265

	Metals & Mining - 3.98%
383,881	Capstone Mining Corp. (Canada) (d)	439,768
330,582	Lundin Mining Corp. (Canada)	2,198,620
32,980	Warrior Met Coal, Inc.	829,447
		3,467,835

Shares	Security†	Value (Note 1)

	Non-U.S. Real Estate Operating Companies - 4.10%
210,863	CK Asset Holdings, Ltd. (Cayman Islands)	$1,838,128
263,156	Henderson Land Development Co., Ltd. (Hong Kong)	1,730,252
		3,568,380
	Oil & Gas Production & Services - 7.47%
14,426	EOG Resources, Inc.	1,556,710
62,119	Tidewater, Inc. (d)	1,515,703
62,098	Total S.A. (France)	3,427,796
		6,500,209
	Pharmaceuticals - 2.58%
12,900	Amgen, Inc.	2,243,310

	U.S. Homebuilder - 3.95%
53,500	Lennar Corp., Class A	3,383,340
1,070	Lennar Corp., Class B	55,298
		3,438,638
	U.S. Real Estate Investment Trusts - 1.48%
53,262	Forest City Realty Trust, Inc., Class A, REIT	1,283,614

	U.S. Real Estate Operating Companies - 1.87%
78,585	Tejon Ranch Co. (d)	1,631,425

	Total Common Stocks
	(Cost $59,140,730)	68,821,062

Shares
Preferred Stocks - 0.00%*
	Consumer Products - 0.00%*
827,257	Home Products International, Inc., Series A, Convertible, 8.000% Cash or Payment-in-kind (a)(b)(c)(e)	1

	Total Preferred Stocks
	(Cost $0)	1
	Total Investment Portfolio - 79.64%
	(Cost $60,753,214)	69,313,971
	Other Assets less Liabilities - 20.36%	17,715,234
	NET ASSETS - 100.00%	$87,029,205

Notes:
(a)	Fair-valued security.
(b)	Security subject to restrictions on resale.

Shares/ Principal Amount($)	Issuer	Acquisition Date	Cost	Market Value Per Unit
$732,078	Home Products International, Inc., 2nd Lien, 6.000%, due 12/20/22	3/16/07 - 10/2/17	$1,612,484	$67.33
33,915	Home Products International, Inc.	5/30/07	3,749,309	0.00[1]
827,257	Home Products International, Inc., Series A, Convertible Preferred Stock, 8.000% Cash or Payment-in-kind	3/16/07 - 10/2/17	-	0.00[1]

1)Amount less than $0.01.
At December 31, 2017, these restricted securities had a total market value of $492,910 or 0.56% of net assets.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	Payment-in-kind security. Income may be paid as additional securities or cash at the discretion of the issuer.
†	U.S. issuer unless otherwise noted.
*	Amount represents less than 0.01% of net assets.
REIT: Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Portfolio of Investments (continued) at December 31, 2017

Country Concentration

% of Net Assets
United States	42.91%
Canada	9.12
Cayman Islands	6.56
Hong Kong	4.06
France	3.94
Sweden	3.45
Ireland	3.24
Japan	2.43
Switzerland	2.05
Bermuda	1.88
Total	79.64%

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Statement of Assets and Liabilities At December 31, 2017

Assets:
Investments at value (cost of $60,753,214)(Note 1)	$69,313,971
Cash	17,687,075
Dividends and interest receivable	237,701
Receivable for Portfolio shares sold	3,613
Other assets	4,783
Total assets	87,247,143

Liabilities:
Payable for Portfolio shares redeemed	47,139
Payable to Adviser (Note 3)	53,017
Accrued expenses	105,294
Payable for shareholder servicing fees (Note 3)	12,044
Payables to trustees and officers	444
Total liabilities	217,938
Net assets	$87,029,205

Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value, 4,708,338 shares outstanding	$82,843,933
Accumulated undistributed net investment income	228,000
Accumulated net realized loss on investments, written options and foreign currency transactions	(4,602,486)
Net unrealized appreciation on investments and translation of foreign currency denominated assets and liabilities	8,559,758
Net assets applicable to capital shares outstanding	$87,029,205
Net asset value, offering and redemption price per share	$18.48

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Statement of Operations For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $84,390)	$1,436,294
Interest	40,360
Other income	2,912
Total investment income	1,479,566

Expenses:
Investment advisory fees (Note 3)	790,838
Shareholder servicing fees (Note 3)	135,598
Auditing and tax fees	71,589
Accounting fees	62,382
Transfer agent fees	57,522
Reports to shareholders	43,500
Administration fees (Note 3)	32,000
Trustees’ and officers’ fees and expenses	20,250
Custodian fees	10,771
Legal fees	10,501
Insurance	8,617
Miscellaneous	3,398
Total expenses	1,246,966
Less: Fees waived (Note 3)	(99,876)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(4,769)
Net expenses	1,142,321
Net investment income	337,245

Realized and unrealized gain/(loss) on investments, written options and foreign currency transactions:
Net realized loss on investments	(3,358,064)
Net realized gain on written equity options	10,000
Net realized loss on foreign currency transactions	(936)
Net change in unrealized appreciation/(depreciation) on investments	14,251,151
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	2,797
Net gain on investments, written options and foreign currency transactions	10,904,948
Net increase in net assets resulting from operations	$11,242,193

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Statements of Changes in Net Assets

Operations:	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net investment income	$337,245	$872,424
Net realized loss	(3,349,000)	(1,272,712)
Net change in unrealized appreciation/(depreciation)	14,253,948	10,259,074
Net increase in net assets resulting from operations	11,242,193	9,858,786

Dividends and Distributions to Shareholders from:
Net investment income	(725,143)	(709,924)
Decrease in net assets from dividends and distributions	(725,143)	(709,924)

Capital Share Transactions:
Proceeds from sale of shares	2,534,800	3,192,553
Net asset value of shares issued in reinvestment of dividends and distributions	725,143	709,924
Cost of shares redeemed	(15,418,000)	(19,690,037)
Net decrease in net assets resulting from capital share transactions	(12,158,057)	(15,787,560)
Net decrease in net assets	(1,641,007)	(6,638,698)
Net assets at beginning of year	88,670,212	95,308,910
Net assets at end of year*	$87,029,205	$88,670,212
* Including accumulated undistributed net investment income of:	$228,000	$622,907

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Financial Highlights Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.41	$14.74	$16.80	$16.56	$14.41
Income/(loss) from investment operations:
Net investment income@	0.07 *	0.15 +	0.08	0.41 ±	0.11
Net gain/(loss) on investment transactions (both realized and unrealized)	2.15	1.65	(1.58)	0.34	2.58
Total from investment operations	2.22	1.80	(1.50)	0.75	2.69
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.15)	(0.13)	(0.56)	(0.51)	(0.54)
Total dividends and distributions	(0.15)	(0.13)	(0.56)	(0.51)	(0.54)
Net asset value, end of year	$18.48	$16.41	$14.74	$16.80	$16.56
Total return[1]	13.59%	12.22%	(8.89%)	4.38%	18.97%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$87,029	$88,670	$95,309	$138,432	$147,003
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.42%	1.41%	1.23%	1.19%	1.20%
After fee waivers/expense offset arrangement/recovery[2]	1.30%#	1.30%#	1.22%	1.18%	1.19%
Ratio of net investment income to average net assets	0.38%*	0.99%+	0.49%	2.45%±	0.69%
Portfolio turnover rate	28%	24%	22%	39%	23%

1
Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower in certain periods if the Adviser had not waived certain fees. Conversely, total return would have been higher in certain periods if the Adviser had not recovered previously waived fees. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized. Total return does not reflect charges pursuant to the terms of insurance contracts funded by separate accounts that invest in the Portfolio’s shares.

2
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.30%.

@	Calculated based on the average number of shares outstanding during the year.
*
Investment income per share reflects a special dividend received during the period which amounted to $0.04 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.12%.

+
Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.58%.

±
Investment income per share reflects special dividends received during the period which amounted to $0.11 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.79%.

#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements December 31, 2017

1.	SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:
Third Avenue Variable Series Trust (the “Trust”) is an open-end, management investment company organized as a Delaware statutory trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one diversified (within the meaning of Section 5(b)(2) of the Investment Company Act) investment series, Third Avenue Value Portfolio (the “Portfolio”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Portfolio.

The Portfolio seeks to achieve its long-term capital appreciation objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Portfolio may invest in companies of any market capitalization. The Portfolio may also acquire senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Portfolio invests in both domestic and foreign securities.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2017, the Trust was offered as an investment option by seven insurance companies and, accordingly, a decision by any insurance company to withdraw its participation may have a material negative impact on the Trust. As of December 31, 2017, separate accounts of American Express Life Insurance Co. and Ameritas Variable Life Insurance Co. held approximately 60% and 32% of the Portfolio’s shares, respectively.

Accounting policies:
The policies described below are followed consistently by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:
Generally, the Portfolio’s investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Portfolio has retained a third party provider that applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when the Portfolio calculates its net asset value (“NAV”). Debt instruments with maturities greater than 60 days are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Investments in derivative instruments are valued independently by service providers or by broker quotes based on pricing models. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in valuation determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Securities for which market quotations are not readily available are valued at “fair value,” as determined in good faith by the Committee as authorized by the Board, under policies and procedures approved by the Board. At December 31, 2017, such securities had a total fair value of $492,910, or 0.56% of net assets. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and the liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these policies and procedures may differ significantly from the amounts which would be realized upon disposition of the securities.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2017

Fair value measurements:
In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and

•	Level 3 — Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Portfolio. The Portfolio considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks and Preferred Stocks)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds— Corporate bonds are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Options (Written and Purchased)— Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2017

The following is a summary by level of inputs used to value the Portfolio’s investments as of December 31, 2017:

Level 1: Quoted Prices†
Investments in Securities:
Common Stocks:
Consumer Products	$1,642,520
Oil & Gas Production & Services	3,072,413
Other**	44,526,405
Total for Level 1 Securities	49,241,338
Level 2: Other Significant Observable Inputs†
Investments in Securities:
Common Stocks:
Automotive	2,115,714
Diversified Holding Companies	10,467,833
Non-U.S. Real Estate Operating Companies	3,568,380
Oil & Gas Production & Services	3,427,796
Total for Level 2 Securities	19,579,723
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks:
Consumer Products	1
Preferred Stocks:
Consumer Products	1
Corporate Notes:
Consumer Products	492,908
Total for Level 3 Securities	492,910
Total Value of Investments	$69,313,971

†
The values of securities that were transferred from Level 1 to Level 2 were $12,174,715. The transfers were due to certain securities trading primarily outside the U.S. whose values were adjusted following the close of the local trading market at period end.

**	Please refer to the Portfolio of Investments for industry specifics of the portfolio holdings.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1, are recorded utilizing values as of the beginning of the period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/16 (Fair Value)		Net Change in Unrealized Appreciation/ (Depreciation)	Net Purchases		Net Sales		Payment-in-kind Interest	Balance as of 12/31/17 (Fair Value)	Net Change in Unrealized Appreciation/ (Depreciation) Attributable to Securities Still Held at Period End
Common Stocks -
Consumer Products	$—	*	$1	$—		$—		$—	$1	$1
Preferred Stocks -
Consumer Products	—		1	—	†	—		—	1	1
Corporate Bonds -
Consumer Products	980,945		(540,990)	1,612,484	†	(1,612,484	)†	52,953	492,908	(540,990)
Total	$980,945		$(540,988)	$1,612,484		$(1,612,484)		$52,953	$492,910	$(540,988)

*	Investments fair valued at zero
†	Exchange of investments.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2017

	Quantitative Information about Level 3 Fair Value Measurements (amounts in thousands)
	Fair Value at 12/31/17		Valuation Technique(s)	Unobservable Input(s)	Multiple
Corporate Notes	$493		Market Comparable Companies	Enterprise Multiple	4.9 x
Other (a)	—	*
	$493

(a)	Includes securities less than 0.50% of net assets of the Portfolio.
*	Amount less than $1,000.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiple may increase (decrease) the fair value measurement.

Security transactions and investment income:
Security transactions for financial statement purposes are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments held by the Portfolio may be comprised of dividends, capital gains and return of capital. The Portfolio originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:
The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Portfolio are presented at market values using the foreign exchange rates at the close of the period. The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investment transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

Payment-in-kind securities (“PIKs”):
The Portfolio may invest in PIKs. PIKs may make a payment at each interest payment date in either cash or additional securities. Those additional securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original securities. The daily market quotations of the original securities may include the accrued income (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to Dividends and interest receivable on the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the total in-kind payments with respect to PIK securities that were received by the Portfolio in the amount of $32,842 or 2.22% of total investment income are included in interest income on the Statement of Operations.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2017

Option contracts:
The Portfolio may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currencies to manage and hedge exchange rate risks within its portfolio and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Portfolio to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Portfolio, on expiration date, as realized losses on purchased options.

When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In purchasing and writing options, the Portfolio bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing a security or currency at a price different from the current market value. The Portfolio may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Portfolio bears the risk of economic loss from counterparty default, equal to the market value of the option.

During the year ended December 31, 2017, the Portfolio used written put options on equities to enhance the yield of the Portfolio. As of December 31, 2017, the Portfolio no longer held any written options on equities.

Summary of derivatives information:
The following table presents the effect of derivatives on the Statement of Operations during the year ended December 31, 2017, by primary risk exposure:

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivative Contract	Written Options
Equity contracts	$10,000(a)

(a) Included in “Net realized gain on written equity options”.

Derivatives volume:
The table below discloses the volume of the Portfolio’s options activities during the year ended December 31, 2017 (amounts denominated in U.S. Dollars unless otherwise noted, except number of contracts). Please refer to the table in the Summary of derivatives information for derivative-related gains and losses associated with volume activity (measured at each month-end).

OTC Equity Options:
Average Number of Contracts - Written Options	2
Average Notional - Written Options	$15,646

Dividends and distributions to shareholders:
The amount of dividends and distributions paid to shareholders from net investment income and net realized capital gains on disposition of securities, respectively is determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. Any distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2017

Income tax information:
The Portfolio has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its taxable net investment income and net realized capital gains, if any, to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements.

Income, including capital gains, from investments in foreign securities received by the Portfolio may be subject to income withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Portfolio’s U.S. federal income tax returns for all open tax years, and has concluded that no provision for U.S. federal income tax is required in the Portfolio’s financial statements. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Portfolio is subject to possible examination by the relevant taxing authorities for tax years for which the applicable statutes of limitations have not expired. The Portfolio’s federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Expense allocation:
Expenses attributable to the Portfolio are charged to the Portfolio. Certain expenses are shared with Third Avenue Trust, an affiliated fund group. Such costs are allocated using the ratio of the Portfolio’s average net assets relative to the total average net assets of the Portfolio and Third Avenue Trust.

Trustees’ and officers’ fees:
The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer and the Associate Director of Compliance, to whom the Portfolio paid $7,250 for the year ended December 31, 2017. The Trust does pay, together with Third Avenue Trust, Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust (“Independent Trustee”) a fee of $5,000 for each meeting of the Board that each Independent Trustee attends, in addition to reimbursing all Independent Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. Prior to January 1, 2017, the Trust, together with Third Avenue Trust, also paid each Independent Trustee an annual retainer of $65,000 (the lead Independent Trustee received an additional retainer of $12,000). Effective January 1, 2017, the annual retainer was reduced to $55,000 and the additional retainer for the Chairman was set at $20,000. The Trustees on the Audit Committee each receive $2,000 for each audit committee meeting, and the audit committee chairman receives an annual retainer of $6,000. Effective March 2016, one of the Trustees began acting in an Advisory Trustee capacity. Prior to January 1, 2017, the Advisory Trustee received an annual retainer of $32,500 and a fee of $2,500 for each Board meeting the Trustee attends. Effective January 1, 2017, the annual retainer was reduced to $27,500.

2.	SECURITIES TRANSACTIONS

Purchases and sales:
The aggregate cost of purchases and aggregate proceeds from sales, excluding short-term investments, for the year ended December 31, 2017 were as follows:

Purchases	Sales
$22,118,655	$43,975,239

3.	INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

The Portfolio has an Investment Advisory Agreement with the Adviser for investment advisory functions. The terms of the Investment Advisory Agreement provide that the Portfolio pay the Adviser an investment advisory fee at an annual rate of 0.90% of the Portfolio’s total average daily net assets. This fee is calculated daily and paid monthly. Additionally, the Adviser pays certain expenses on behalf of the Portfolio, which are partially reimbursed by the Portfolio, including shareholder servicing fees due to third parties, the compensation expense for the Trust’s Chief Compliance Officer and Associate Director of Compliance and other miscellaneous expenses.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2017

The following were amounts payable to the Adviser at December 31, 2017:

Advisory fees	$48,522
Administration fees	2,667
Reimbursement for legal fees	430
Reimbursement for trustees’ and officers’ fees and expenses	1,398
Total	$53,017

Until April 30, 2018 (subject to renewal), whenever the Portfolio’s normal operating expenses, including the investment advisory fee and most other operating expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary items, exceed 1.30% of the Portfolio’s average daily net assets, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse the Portfolio in an amount equal to that excess. The waived fees and reimbursed expenses may be paid to the Adviser during the following three-year period after the end of the fiscal year in which a fee is waived or expense reimbursed by the Adviser, to the extent that the payment of such fees and expenses would not cause the Portfolio to exceed the expense limitation. As of December 31, 2017, there were contingent liabilities to the Adviser in effect for the Portfolio in the amount of $194,984 for fees waived through the year ended December 31, 2016 in the amount of $95,108 and through the year ended December 31, 2017 in the amount of $99,876 which are subject to repayment until December 31, 2019 and December 31, 2020, respectively.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), pursuant to which BNY Mellon provides certain of these administrative services on behalf of the Adviser. The Adviser earns an annual fee of $32,000. The Adviser pays BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $12,564.

Both the Trust and the Adviser have entered into Shareholder Servicing Agreements with the insurance companies that offer the Portfolio whereby a fee is paid to the insurance companies who administer omnibus accounts for the policyholders electing to invest in the Portfolio. Pursuant to provisions adopted by the Board, the Adviser has agreed to pay these fees directly. The Portfolio has agreed to reimburse the Adviser for the estimated amount the Portfolio would have been charged by its transfer agent for administering the accounts on an individual basis. The amount, reimbursed to the Adviser, is reflected as “Shareholder servicing fees” in the Statement of Operations. For the year ended December 31, 2017, such fees amounted to $135,598.

The Portfolio has an expense offset arrangement in connection with its custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. For the year ended December 31, 2017, the reduction of expense due to this arrangement was $4,769 and is reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statement of Operations.

4.	RELATED PARTY TRANSACTIONS

An employee of the Adviser serves as a member of the board of directors of a company in which the Portfolio has an investment. As a result of such service, for the year ended December 31, 2017, the Portfolio received $2,912 in board member fees from the company that the board member employed by the Adviser agreed to have paid directly to the benefit of the Portfolio. These fees are included in “Other income” on the accompanying Statement of Operations.

5.	CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2017

Transactions in capital stock were as follows:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Shares outstanding at beginning of year	5,403,159	6,467,206
Shares sold	143,992	211,198
Shares issued upon reinvestment of dividends and distributions	42,013	45,333
Shares redeemed	(880,826)	(1,320,578)
Net decrease in Portfolio shares	(694,821)	(1,064,047)
Shares outstanding at end of year	4,708,338	5,403,159

6.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7.	RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities and emerging markets risk:
Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be.

High yield and distressed risk:
The Portfolio’s investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Portfolio to greater risks than if the Portfolio only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Portfolio may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Portfolio’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Debt securities risk:
The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. If the Portfolio needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities, unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of the Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2017

Market risk:
Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Portfolio will similarly fluctuate and you could lose money.

Liquidity risk:
Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these investments at the best prices or at the value the Portfolio places on them. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Counterparty risk:
The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolio and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolio.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Collateral requirements:
For derivatives traded under an ISDA Master Agreement and/or Master Forward Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolio, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Portfolio and any additional required collateral is delivered to/pledged by the Portfolio on the next business day. Typically, a Portfolio and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Portfolio from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Portfolio attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2017

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Cash concentration:
The Portfolio’s cash balance is held at a major regional U.S. bank, JP Morgan Chase Bank, N.A. The Portfolio’s cash balance, which typically exceeds Federal Deposit Insurance Corporation insurance coverage, subjects the Portfolio to a concentration of credit risk. The Portfolio regularly monitors the credit ratings of this financial institution in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Focused investing:
The Portfolio holds a relatively concentrated portfolio that may contain fewer securities or industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Portfolio could decrease because of the poor performance of one or a few investments. Concentrated positions may be difficult to liquidate.

8.	FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Portfolio from net investment income and net realized capital gains, if any, are determined in accordance with U.S. federal income tax laws and regulation, which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. In order to present accumulated net investment income (loss), accumulated net realized gain (loss) on investments and foreign currency transactions and capital stock on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made. “Book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification. Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies, capital loss carryforward expiration and other book/tax adjustments. For the fiscal year ended December 31, 2017, the adjustments were to decrease accumulated net investment income by $7,009, decrease accumulated net realized loss on investments and foreign currency transactions by $1,172,431 and decrease capital stock by $1,165,422. Net investment income, net realized capital gain (loss) and net assets were not affected by this change.

For the years ended December 31, 2017 and December 31, 2016, the tax character of dividends paid as reflected in the Statements of Changes in Net Assets were $725,143 and $709,924 from ordinary income, respectively.

At December 31, 2017, the accumulated undistributed earnings on a tax basis was $1,438,423 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (“post-enactment year”) to be carried forward for an unlimited period to the extent not utilized. Additionally, post-enactment capital loss carryforwards will retain their tax character as either short-term or long-term capital losses. However, any capital loss carryforward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carryforward from a “pre-enactment year” can be used. This increases the risk that a capital loss generated in a pre-enactment year will expire unutilized. During 2017, $1,165,421 of pre-enactment losses expired unutilized.

As of December 31, 2017, the Portfolio has capital loss carryforward which should be available to offset certain capital gains generated in the future years as follows:

Capital Losses incurred in a post-enactment year	Short-Term	Long-Term	Total
Year ended December 31, 2016	$—	$1,225,134	$1,225,134
Year ended December 31, 2017	$—	$3,377,352	$3,377,352
Total	$—	$4,602,486	$4,602,486

No distributions of capital gains are expected to be paid to shareholders until net capital gains in excess of such carryforwards are recognized. There are no remaining pre-enactment year capital loss carryforwards. Utilization of any capital loss carryforwards could be subject to limitations if the ownership change rules imposed by the Internal Revenue Code were to apply.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2017

The United States federal income tax basis of the Portfolio’s investments and total unrealized appreciation (depreciation) as of December 31, 2017 were as follows:

Tax Basis Of Investments	Appreciation	(Depreciation)	Total Unrealized Appreciation/ (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)
$61,963,636	$14,458,506	$(7,108,171)	$7,350,335	$(999)	$7,349,336

The difference between book and tax basis is primarily attributable to mark-to-market treatment of passive foreign investment companies, wash sales, differences in the treatment of amortization of discount on certain debt instruments, and other timing differences. Other cost basis adjustments are primarily attributable to net unrealized depreciation on translation of other assets and liabilities denominated in foreign currency.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued, and has determined that there were no events requiring recognition or disclosure in the financial statements.

Third Avenue Variable Series Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Third Avenue Variable Series Trust and Shareholders of Third Avenue Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Third Avenue Value Portfolio (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and issuer. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 14, 2018

We have served as the auditor of one or more investment companies in Third Avenue Funds since 1990.

Third Avenue Variable Series Trust
Management of the Trust (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes five portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Chairman Emeritus

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee from 7/99 to 12/16 and Chairman Emeritus (12/16 to Present)	Chairman Emeritus
Chairman (3/90 to 12/16) (5 funds) of Third Avenue Trust; Chairman (7/99 to 12/16) of Third Avenue Variable Series Trust; CEO, President and Director (10/74 to 12/16) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co., Inc.) (private investment company); Chartered Financial Analyst; Founder of Third Avenue Holdings Delaware LLC.
N/A

Third Avenue Variable Series Trust
Management of the Trust (continued) (Unaudited)

Independent Trustees
Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee	President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm).
Trustee, The AMG Funds (1999 to 2016) (66 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to 2017) (9 portfolios); Trustee (5/02 to 6/13) of Bowdoin College; Director, The Mutual Fund Directors Forum (2010 to Present); Director, Sarasota Memorial Healthcare Foundation (2011 to Present) and Trustee of Third Avenue Trust (8/02 to Present).

Lucinda Franks DOB: July 1946	Trustee since 7/99	Trustee	Journalist and author (1969 to Present).	Trustee of Third Avenue Trust (2/98 to Present).

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Marrone & Kaier LLP (law firm).	Trustee, The AMG Funds (1999 to Present) (66 portfolios); and Trustee of Third Avenue Trust (8/02 to Present).

Third Avenue Variable Series Trust
Management of the Trust (continued) (Unaudited)

Independent Trustees
Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law.
Trustee, The AMG Funds (1999 to Present) (66 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (9 portfolios); Trustee, AMG Pantheon Fund (2014 to Present) and Trustee of Third Avenue Trust (8/02 to Present).

Patrick Reinkemeyer DOB: March 1965	Trustee since 1/15	Trustee	President, SilverPepper LLC (2011 to Present); Executive Officer, Morningstar Inc.; President, Morningstar Associates LLC (1996 to 2010).	Trustee of Third Avenue Trust (1/15 to Present).

Martin Shubik DOB: March 1926	Advisory Trustee since 3/16***	Advisory Trustee	Seymour H. Knox Professor of Mathematical Institutional Economics, Yale University; Emeritus (2007 to Present).	Trustee or Director of Third Avenue Trust or its predecessor (11/90 to 3/16).

Charles C. Walden DOB: July 1944	Trustee since 7/99; Lead Independent Trustee (2007 to 12/16); Chairman (12/16 to Present)	Chairman	President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Chartered Financial Analyst.	Director, Special Opportunities Fund, Inc. (2009 to Present) and Trustee or Director of Third Avenue Trust or its predecessor (5/96 to Present).

*	Each Trustee serves until his or her successor is duly elected and qualified.
**	Effective December 12, 2016, Martin Whitman resigned as Chairman and Trustee and is now Chairman Emeritus.
***	Mr. Shubik was a Trustee of the Trust from July 1999 until March 2016 and now acts in an Advisory Trustee capacity.

Third Avenue Variable Series Trust
Management of the Trust (continued) (Unaudited)

Principal Trust Officers

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Treasurer and CFO
Treasurer and Chief Financial Officer (CFO) (7/17 to Present) (5 funds) of Third Avenue Trust; Treasurer and CFO (7/17 to Present) of Third Avenue Variable Series Trust; Controller (5/06 to 6/17) (5 funds) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management LLC and M.J. Whitman LLC and subsidiaries.
N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	President, General Counsel and Secretary
General Counsel and Secretary (6/00 to Present) (5 funds) and President (12/15 to Present) (5 funds) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) and President (12/15 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (6/00 to Present) of Third Avenue Holdings Delaware, LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its successor M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).
N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (4/05 to Present) (5 funds) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, shareholder servicing fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2017 and held for the six month period ended December 31, 2017.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please further note that you also bear fees and charges imposed by insurance companies at the separate account level, which are described in the separate prospectuses of the separate account. Such charges will have the effect of reducing account value. The example also assumes all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period* July 1, 2017 to December 31, 2017	Annualized Expense Ratio
Actual	$1,000	$1,051.90	$6.72	1.30%
Hypothetical	$1,000	$1,018.65	$6.61	1.30%

* Expenses (net of fee waivers and expense offset arrangement) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Federal Tax Status of Dividends and Distributions (Unaudited)

The following information represents the tax status of dividends and distributions paid by the Third Avenue Value Portfolio during the fiscal year ended December 31, 2017. This information is presented to meet regulatory requirements and no current action on your part is required.

For the fiscal year ended December 31, 2017, the Portfolio paid ordinary income dividends of $725,143 from net investment income.

For the fiscal year ended December 31, 2017, 98.50% of the ordinary income dividends paid during the fiscal year are eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

BOARD OF TRUSTEES

William E. Chapman, II
Lucinda Franks
Edward J. Kaier
Eric Rakowski
Patrick Reinkemeyer
Charles C. Walden - Chairman

Martin Shubik - Advisory Trustee
Martin J. Whitman - Chairman Emeritus

OFFICERS

W. James Hall III – President, General Counsel, Secretary
Michael A. Buono – Chief Financial Officer, Treasurer
Joseph J. Reardon – Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue, 4th Floor
New York, NY 10179

Third Avenue offers multiple investment solutions with unique exposures and return profiles. Our core strategies are currently available through ’40Act mutual funds and customized accounts. If you would like further information, please contact a Relationship Manager at:

www.thirdave.com	622 Third Avenue	212.906.1160
/third-ave-management	New York, NY 10017	clientservice@thirdave.com

Item 2.	Code of Ethics.

At December 31, 2017, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3.	Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. William Chapman and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Chapman as the Committee’s ACFE. Each of Messrs. Chapman and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)          Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $57,100, including out of pocket expenses of approximately $1,000, for the fiscal year ended December 31, 2017 and $53,400, including out of pocket expenses of approximately $900, for the fiscal year ended December 31, 2016.

(b)           Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a).  There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c)           Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $12,700 for the fiscal year ended December 31, 2017 and $12,300 for the fiscal year ended December 31, 2016. These services related to the preparation of tax returns and the review of tax-related issues.  There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d)           All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c).  There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e)           Audit Committee Pre-Approval Policies and Procedures.

(i)  The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis.  Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

(ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not Applicable.

(g)           The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $12,700 for the fiscal year ended December 31, 2017 and $12,300 for the fiscal year ended December 31, 2016.

(h)           Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

 (a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-CSR is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-CSR is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a) (3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Third Avenue Variable Series Trust

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	February 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	February 14, 2018

By:	/s/ Michael A. Buono
Name:	Michael A. Buono
Title:	Principal Financial Officer
Date:	February 14, 2018